Hovde
PRIVATE EQUITY ADVISORS LLC

BayBank
A Subsidiary of Bay Bancorp, Inc.

ACG Maryland
Business Growth Series

Joseph J. Thomas – Hovde Private Equity
Kevin B. Cashen – Bay Bank, F.S.B.

December 12, 2013

Disclosure

BayBank

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Bay Bancorp, Inc.'s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management's current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Bay Bancorp, Inc. of which management is aware are discussed in detail in the periodic reports that Bay Bancorp, Inc. files with the Securities and Exchange Commission (the "SEC"), including in the "Risk Factors" section of its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. Investors are urged to review Bay Bancorp, Inc. periodic reports, which are available at no charge through the SEC's website at www.sec.gov and through Bay Bancorp, Inc.'s website at www.baybankmd.com on the "Investor Relations" page. Bay Bancorp, Inc. assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

BayBank

This discussion will include a recap of the unique elements and pivotal moments in the story of this growth company.

Agenda

I. Creating a shelf charter with FDIC and OTS to pursue acquisition of banks via a Private Equity Fund

II. Buying a failed bank from the FDIC and repositioning the company for growth

III. Consummating a reverse merger to achieve critical scale and add product capabilities

IV. Integrating two banks, resolving problem assets and creating a new client-focused culture

V. Looking into the future of bank M&A and engaging with merger prospects in the mid-Atlantic region

VI. Developing a strategic plan for Bay Bank on the backdrop of a challenging banking industry outlook

BayBank

Hovde
PRIVATE EQUITY ADVISORS LLC

Bay Bank

Carrollton Bancorp

BayBank

- Financial Services Partners Fund I (FSPF) applies for and is approved for a shelf-charter by the Office of Thrift Supervision and the FDIC in 2009.
- Bay Bank, FSB is formed in July 2010 as a subsidiary of Jefferson Bancorp Inc. (JBI) by FSPF to purchase the assets and liabilities of Bay National Bank from the FDIC.
- JBI enters into a definitive agreement to acquire Carrollton Bancorp through a reverse merger transaction in April 2012. On April 19, 2013, JBI merges into Carrollton Bancorp, with Carrollton Bancorp as the surviving holding company, and Carrollton Bank merges into Bay Bank, FSB, with Bay Bank, FSB as the surviving bank.
- Carrollton Bank was formed in 1903 and built a community bank franchise serving the Baltimore market. Until April 19, 2013 when it merged into Bay Bank, FSB, Carrollton Bank was a wholly-owned subsidiary of Carrollton Bancorp.
- The post-merger Bay Bank, FSB, which remained a federal savings bank, has approximately $470 million in assets. On November 1, 2013 the holding company name was changed to Bay Bancorp, Inc. and is listed on NASDAQ under the ticker symbol "BYBK".

THE PATH TO BAY BANCORP

2009
Shelf Charter application for JBI

July 2010
JBI Acquired Bay National Bank from FDIC

July 2010 to Present
Bay Bank Grows Organically

April 2013
The new Bay Bank & CRRB

Financial Services Partners Fund I is managed by Hovde Private Equity Advisors, LLC. Hovde differentiates itself as a proven community bank investing specialist and has a track record of making control investments in community banks and thrifts since 1994.

- **Proprietary Relationships** - Hovde's long-established professional networks often give first access to management and transaction opportunities.
- **Successful Capital Deployment** - Hovde has a successful track record in opportunistically investing over $1 billion in equity capital since the 1990s in the financial services and real estate related sectors, including healthy small banks and failed banks, both publicly traded and privately held.
- **Sector Specialists** - Hovde Private Equity Advisors has unparalleled experience with the unique regulatory, accounting, valuation, due diligence, and transaction structuring in the banking industry.
- **Due Diligence Expertise** – Hovde has extensive loan underwriting, real estate valuation, and due diligence expertise, and its team conducts proprietary investment diligence for Hovde and third parties.
- **Proven, Relevant Operating Experience** – Hovde's team has extensive experience with board representation, strategic guidance, and employing best practices across geographic markets to help banks grow their franchise.
- **Corporate Development Experts** - Hovde drives growth through targeted acquisitions of healthy and failed banks and strategically integrates acquisitions into existing operations.
- **Deal Expertise for Exits** - Hovde has realized exits on 12 of 16 investments through identifying and negotiating sales to strategic buyers, with an average 2.3x invested capital and an IRR of 46.6%.

Management Team

Kevin Cashen, CEO and President – Baltimore native with over 29 years of experience in banking in Maryland, Virginia and Washington D.C. including Loyola Federal S&L, Signet Bank and Chevy Chase Bank.

H. King Corbett, Chief Lending Officer – Baltimore native with over 35 years of banking experience in the Baltimore market with banks including Maryland National Bank, Sovran Bank, First National Bank of Maryland (now M&T Bank) and SunTrust Bank.

H. Les Patrick, Chief Credit Officer/Special Assets – Banker with over 35 years of experience in the Baltimore/Washington markets. Joined the Bank from Bank of America. Worked with other banks including National Bank of Washington, American Security Bank, Equitable Bank, Maryland National Bank and Provident Bank.

Gary M. Jewell, Senior Vice President of Electronic Banking – Leader at legacy Carrollton Bank since July 1998 and had been Senior Vice President and Retail Delivery Group Manager. Prior to joining the Bank, Director of Product Management and Point of Sale Services for the MOST EFT network.

David Borowy, Interim Chief Financial Officer – Experienced financial professional with prior roles as CFO of legacy Bay National Bank and Calvert Street Capital Corporation. Mr. Borowy has previously served as interim CFO, guiding the institution during its acquisition of Carrollton Bancorp.

Board of Directors

BayBank

Joseph J. Thomas, Chairman Bay Bancorp, Inc., Director Bay Bank – Managing Director of Hovde Private Equity Advisors LLC, where he is responsible for the day-to-day operations of the fund. Mr. Thomas offers nearly 30 years of financial services experience and previously Head of Financial Services Investment Banking at Wachovia Corporation.

Kevin G. Byrnes, Chairman Bay Bank – Mr. Byrnes has served in various leadership positions in the banking industry over the last forty years, including President of Provident Bank and CEO of Chase Bank of MD.

Robert J. Aumiller, Director – President of MacKenzie Commercial Real Estate Services, LLC, a commercial real estate brokerage where he has been for over 20 years. Mr. Aumiller has significant commercial development experience and was a practicing attorney prior to joining the firm.

Steven K. Breeden, Director – Principal in Security Development Corporation, a diversified real estate development company located in Howard County, Maryland.

Mark M. Caplan, Director – President and CEO of the Time Group, Chairman of WP&M Real Estate Group and founder and President of Madison Capital.

Eric D. Hovde, Director – CIO of Hovde Private Equity Advisors, President of Hovde Capital Advisors and Chairman of Sunwest Bank. Mr. Hovde has owned and invested in numerous banks over his career.

Harold "Hal" Hackerman, CPA, Director – Director of the Audit, Accounting, and Consulting Department of Ellin & Tucker, Chartered.

Charles L. Maskell Jr., CPA, Director – Founder and Managing Director of Chesapeake Corporate Advisors, LLC, a corporate advisory and management consultant firm.

Kevin B. Cashen, Director, CEO, President – Biography listed previously.

BayBank

I. **Creating a shelf charter with FDIC and OTS to pursue acquisition of banks via a Private Equity Fund**

- Hovde Private Equity Advisors (Hovde) established a thrift holding company, Jefferson Bancorp, Inc. (JBI) to take advantage of the dislocation in the community banking space.
- Financial Services Partners Fund I (FSPF) provided the capital to pursue this strategy.
- FSPF/JBI received regulatory approval from the Office of Thrift Supervision (OTS) and the Federal Deposit Insurance Commission (FDIC) to bid on and acquire failed institutions through FDIC-assisted transactions.
- Hovde identified and recruited an experienced group of banking executives to lead JBI through the integration of multiple acquisitions with the goal of creating an institution with over $1 billion in assets and significant franchise value.
- JBI established its bank platform in an attractive market where management believes there will be multiple opportunities to grow both organically and through acquiring failed institutions.

Searching for a Target

BayBank

- In 2009, JBI was approved to bid on and acquire financial institutions in "target markets" along the east coast as identified by management.
- While Georgia and Florida presented the most failed bank opportunities in 2009, management believed additional states within the target market would have an increased number of failed institutions over time.
- In addition to management, JBI's Board of Directors had years of banking experience within the target markets and planned to take an active role should an acquisition occur within their respective market.

State	Number of Potential Failures		Total Potential Failed Assets ($000)
FL	53	$	47,248,521
GA	53	$	20,276,607
MD	4	$	3,248,722
SC	4	$	2,936,559
NC	3	$	2,637,651
VA	3	$	365,880
DC	1	$	166,801
Total - Target Markets	**121**	**$**	**76,880,741**
Total - All States	**352**	**$**	**313,418,856**



Target Market

* Data as of 2009 - Potential Failures identified by Texas Ratio (90 PD + Non Accruals+OREO)/(Reserves + Tangible Equity) greater than 100%

Banks Were Under Stress (2009)

BayBank

- The FDIC was on pace to shut down nearly 100 banks.
- Bank failures expected to continue into 2010.
- There were over 300 banks on the FDIC's "Troubled Bank" list representing over $200 billion of assets.



P/TBV of All Public Banks and Thrifts
# of Banks and Thrifts Below TBV
P/TBV (%)
215.8
184.1
160.0
175.4
178.8
229.6
243.4
223.3
222.4
161.0
93.2
89.2
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008Y
2009Q1
# of Banks/Thrifts Below TBV
Avg P/TBV

FDIC Problem Institutions and Assets



2000
2001
2002
2003
2004
2005
2006
2007
1Q08
2Q08
3Q08
4Q08
1Q09
# of Inst.
Assets ($B)

Source: SNL Financial, FDIC
*Distress = Current NPAs/Assets > 2.0%

Valuations were Declining (2009)

BayBank

- Decreasing multiples in the Baltimore-Washington region allow for strategic acquisitions at steep discounts.
- Valuations were anticipated to return to historical averages by the end of the investment horizon.

Baltimore-Washington Region Transactions from 2007 - 2009						
Announcement Period (Q)	Number of Deals	Avg Deal Value ($M)	Target's Avg Assets ($M)	Avg Price/Book (%)	Avg Price/TBV (%)	Avg Premium/ Core Deps. (%)
3/07	4	75	327,647	223.00%	244.16%	21.44%
6/07	8	247	1,391,747	204.30%	235.14%	18.33%
9/07	7	348	2,051,530	194.61%	203.58%	16.07%
12/07	5	1,958	10,285,740	218.45%	244.38%	13.48%
3/08	2	127	638,177	226.90%	250.90%	22.13%
6/08	2	86	844,944	108.42%	156.52%	5.53%
9/08	1	18	267,859	105.13%	114.45%	1.61%
12/08	5	240	4,744,268	107.45%	124.77%	6.15%
3/09	0	NA	NA	NA	NA	NA
6/09	2	54	584,298	84.05%	110.92%	-0.01%
AVERAGE		**350**	**2,348,468**	**164%**	**187%**	**12%**

Source: SNL Financial

*Transactions were relevant data was available.

FDIC Assisted Transactions

BayBank

Opportunity to Acquire Institutions at Large Discounts

- FDIC-assisted transactions presented a compelling opportunity to acquire failed banks at significant discounts.
- Premiums paid for failed institutions were decreasing as the number of failed banks increased.
- Significant risk mitigation available with little or no sacrifice of yield. The FDIC offered to cover 80% of losses on acquired loans up to a specified threshold (Loss Share).
- New core deposits, increased market share and franchise value are acquired via the transaction with limited downside risk due to the FDIC's loss sharing.
- Whole bank/no loss share are also typically the least costly to the FDIC and easiest to execute for the buyer.

Avg. Deposit Premium Paid in FDIC Assisted Transactions


6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.26%
2.52%
1.57%
0.96%
1.55%
0.82%
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09

BayBank

II. **Buying a failed bank from the FDIC and repositioning the company for growth**

BayBank

Employment and Economic Stability

- Proximity to Washington, D.C. results in many government-related entities headquartered in the Baltimore Metropolitan Region and a large influx of federal spending.
- The Baltimore-Towson MSA unemployment rate is consistently well below the national average.
- Base Realignment and Closure (BRAC) expected to create significant job growth.

Dislocation of Incumbants

- Over the last 15 years, nearly all of the large, locally owned banks have been sold (e.g., Maryland National Bank, Chevy Chase Bank, Mercantile and Provident Bank).
- All of the current market share leaders are distracted with mergers of their own or other issues (e.g., Bank of America, Wells Fargo, M&T Bank).

Small Businesses Favor a Community Bank

- The Baltimore business community is traditional and values longtime hometown relationships.
- There is a dense population of small businesses in the targeted segments:
  - Construction and Real Estate companies – 20,100
  - Wholesale and Retail companies – 25,500
  - Professional Services companies – 17,900
  - Healthcare companies – 13,900

Lack of Local Leading Bank

BayBank

Profile 2009

- Local deposit base of just over $31 billion.
- 73.4% of local deposits were held by big banks based outside of Maryland.
- Sales of Provident and Mercantile results in a lack of a dominant locally-based commercial bank in the Baltimore area.
- Other large players such as Bank of America and PNC have recently made large acquisitions and have significant issues to contend with for the foreseeable future.
- With its existing commercial relationship base, Bay Bank can take advantage of the turmoil in the market to pick up market share.

Baltimore County and Baltimore City - Deposit Market Share as of June 30, 2008

Institution	Headquater City, State	Deposits (in mill.)	Percent of Deposits (in %)	Number of Branches
Big Banks				
Bank of America	Charlotte, NC	$9,928	32.0	87
M&T Bank	Buffalo, NY	6,099	19.7	128
Wells Fargo	San Francisco, CA	2,956	9.5	78
PNC	Pittsburg, PA	2,441	7.9	34
SunTrust	Atlanta, GA	812	2.6	45
BB&T	Winston-Salem, NC	547	1.8	20
Subtotal		$22,782	73.4	392
Local Banks & Thrifts				
First Mariner	Baltimore, MD	$663	2.1	20
BCSB	Baltimore, MD	408	1.3	16
K Capital	Owings Mills, MD	315	1.0	5
Bradford Bancorp	Baltimore, MD	308	1.0	7
Harbor Bankshares	Baltimore, MD	232	0.7	9
Carrollton Bancorp	Baltimore, MD	226	0.7	12
Bay National	Lutherville, MD	195	0.6	1
Subtotal		$2,347	7.4	70
All Others		5,892	19	136
Total		$31,021	100	598

Source: SNL Financial

Numerous Potential Targets in Region in 2009

BayBank

- Over 200 total banks and thrifts with over $300 billion in assets within our targeted region.
- Both Maryland and the VA/DC region presented a large number (70+) of distressed* banks which could be acquired to expand upon the existing platform.
- More banks were expected to become distressed as the credit cycle continued through the end of 2009 and into 2010.

Distressed Banks in Targeted Region
(as of 2009)



206 Total Banks & Thrifts
89
117
74 Distressed Banks & Thrifts
39
35
VA/DC Based Banks & Thrifts
MD Based Banks and Thrifts

Source: SNL Financial
*Distressed = Institution with NPAs/Assets > 2.0%

Bay National Corporation – Acquisition Details

BayBank

- $26 million equity injection into Jefferson Bancorp, Inc. by FSPF
  - $24 million down streamed to Bay Bank, F.S.B.
- Purchase & Assumption Agreement with FDIC on 7/9/10
- Non-Loss Share Structure
  - Structure as such due to familiarity with portfolio from prior due diligence
- Assumed liabilities at par
- Purchased assets at a $33.5MM discount
- Fair value analysis by Mercer Capital resulted in a Bargain Purchase Gain of $3.1MM

BayBank

III. **Consummating a reverse merger to achieve critical scale and add product capabilities**

- The transaction with Carrollton enabled Bay Bank to achieve scale and a balanced, locally-branded business model which is attractive to a larger commercial and retail customer population.
- Carrollton's Board of Directors was comprised of local business leaders that would support the combined organization's growth objectives.
- Carrollton provided Bay Bank with an attractive retail branch footprint to enhance distribution channels for owner-managed businesses and access to core deposits.
- Carrollton had a significant investment in fee-based business to diversify Bay's revenue into mortgage banking, transaction processing, and financial services.
- The larger combined institution meant an increased asset base and legal lending capability with which to serve customers.
- The transaction enables Bay Bancorp to become a public company with a currency to be used in raising additional growth capital.

Overview Of Merger Transaction

BayBank

STRATEGIC COMBINATION	▪ In-market acquisition closed April 19, 2013 and should provide the new Bay Bank with the scale necessary to compete in the Maryland market. ▪ Legacy Bay Bank offers a strong management team, focused on commercial banking and infrastructure, and is well-positioned for growth. ▪ Legacy Carrollton Bank offers a comprehensive consumer lending platform and diversified business lines including mortgage banking, electronic banking, and financial services.
ORGANIZATION SUMMARY	▪ Legacy JBI shareholders own approximately 84.14% of Bay Bancorp, Inc. ▪ The new Bay Bank has approximately $470MM in total assets, $375MM in gross loans, and $411MM in total deposits with a strong core deposit base. ▪ 12 branch network serving the Maryland market from Harford County to Wicomico County with a significant presence in the Baltimore/Washington corridor. ▪ All of Carrollton Bancorp's obligations under the TARP Capital Purchase Program were retired prior to the April 19, 2013 merger. ▪ Strong balance sheet and capital levels, Tangible Common Equity/Total Assets greater than 10%. ▪ Robust internal risk management and strong credit culture.
HOLDING CO. STRENGTH	▪ FSPF brings over 20 years of community bank operating experience and access to capital to continue a focus on growth. ▪ Highly regarded management team and Board of Directors. CEO of Bay Bank remained as CEO of the combined bank. Chairman of JBI became Chairman of Bay Bancorp, Inc.

Deal Metrics Of Merger

BayBank

TRANSACTION VALUE	$25.1 million ($14.1 million consideration to existing Carrollton Bancorp shareholders and $11 million additional investment by FSPF prior to closing.
CONSIDERATION	42.5% of existing Carrollton Bancorp shareholders elected cash in exchange for their stock, 57.5% retained their stock.
IMPLIED PRICE / SHARE	▪ Carrollton Bancorp issued approximately 7.87 million shares of common stock to FSPF in exchange for its shares of JBI. ▪ Existing Carrollton shareholders had an option to either retain their shares or exchange their shares for $6.20 per share in cash.
CRRB TARP TREATMENT	Repayment of $9.2 million of TARP CPP obligations prior to closing.
CAPITAL RAISE	$11MM capital injection by FSPF into JBI prior to closing.
CLOSING	April 19, 2013
COST SAVINGS	Transaction drives EPS growth with potential to achieve up to 20% cumulative cost savings.

Jefferson Bancorp Reverse Merger with Carrollton Bancorp

BayBank


Hovde Private Equity Advisors, LLC
Owns 100%
Financial Services Partners Fund I
82.92%
Common Stock
$11 million
Jefferson Bancorp, Inc.
Merged
Carrollton Bancorp (NASDAQ: CRRB)
Owns 100%
Owns 100%
Bay Bank, FSB ($125 million in assets)
Merged
Carrollton Bank ($360 million in assets)

BayBank

IV. Integrating two banks, resolving problem assets and creating a new client-focused culture

BayBank

THE BANK FOLLOWS THREE BASIC OPERATING PRINCIPLES:

Superior Service	High Quality Employees	Financial Stewardship
▪ Service levels will always make a difference to the customer. ▪ Outstanding customer service will be our calling card in the market. ▪ Service will be the differentiator from the large bank experience. ▪ People are willing to pay for a superior customer service experience.	▪ The Bank will hire very high quality employees with positive reputations in the market. ▪ Only very experienced employees will represent the Bank. ▪ Employee retention will be a focus to ensure a consistent customer experience. ▪ Compensation is aligned with shareholder interest.	▪ We are committed to a long term view with safety and soundness paramount in our efforts. ▪ We intend to maintain strong capital levels. ▪ We intend to maintain a strong credit culture. ▪ We have developed a strong compliance culture.

Comprehensive and Diverse Business Units

BayBank

COMMUNITY BANKING

- Core deposit base contains a high % of transaction accounts
- Strong business banking franchise (5.47% NIM for YTD 3rd Q 2013)
- Extensive 12 branch network
- INVEST Financial Services Program

COMMERCIAL LENDING

- Seasoned team of Commercial Bankers (12)
- Broad focus across C&I & CRE markets
- Business Banking unit serving small businesses
- Robust Cash Management platform include remote deposit capture

MORTGAGE BANKING

- Significant Purchase Money Volume (70%+)
- Originated $261MM of mortgages YTD 3rd Q 2013
- Generated $5.9MM, net of commissions in 2012

ELECTRONIC BANKING

- Robust market share for PIN transactions
- POS Sponsorships , ATM fees, Check Card fees
- Excellent fee income stream
- Strong "Mobile Banking" platform

Deposit Market Share & Branch Footprint

BayBank

BALTIMORE-TOWSON MARKET SHARE
(Maryland domiciled banks)*

2013 Rank	Institution	# of Branches	2013 Deposit Share	
			$000	%
1	First Mariner Bancorp	19	1,109,454	1.74
2	Sandy Spring Bancorp	15	657,303	1.03
3	Rosedale FS&LA	9	616,686	0.97
4	Severn Bancorp	4	589,772	0.92
5	Arundel FSB	7	410,906	0.64
6	**Bay Bancorp**	**12***	**402,477**	**0.63**
7	Eastern SB FSB	5	393,787	0.62
8	Howard Bancorp	8	376,633	0.59
9	Queenstown Bancorp of MD	6	352,581	0.55
10	Glen Burnie Bancorp	8	328,261	0.51

* as of September 30, 2013 (Source: FDIC, SNL)

** Map does not show legacy Jefferson Bancorp, Inc. Salisbury, MD branch.

BRANCH FOOTPRINT**



Bel Air
Fallston
Joppatowne
Cockeysville
Hampton
Reisterstown
Owings Mills
Lutherville
Towson
Perry Hall
Parkville
White Marsh Station
Pikesville
Randallstown
Milford Mill
Lochearn
Overlea
Rossville
Rosedale
Middle River
Essex
Baltimore
Ellicott City
Catonsville
Dundalk
Lansdowne
Baltimore Highlands
Edgemere
Columbia
Elkridge
Linthicum Heights
Ferndale
Jessup
Glen Burnie
Severn
South Gate
Green Haven
Pasadena
Lake Shore
Laurel
Maryland City

September 30, 2013 Loan & Deposit Composition

BayBank

THE BANK WILL BENEFIT FROM A DIVERSIFIED LOAN PORTFOLIO AND HIGH PERCENTAGE OF LOW COST DEPOSITS.


Multifamily
5%
Consumer & Other
1%
Commercial & Industrial
8%
Constr & Land Dev.
HELOC
11%
Commercial Real Estate
37%
Residential Real Estate
31%


Retail Time
17%
Demand Deposits
25%
Jumbo Time
19%
NOW & Other Trans Accts
10%
MMDA & Savings
29%

Loan Portfolio	($000s)	Yield	%
Construction & Land Dev.	25,563	6.81%	7.3%
HELOC	37,895	5.00%	10.8%
Residential Real Estate	109,703	7.24%	31.2%
Commercial Real Estate	131,031	6.68%	37.3%
Multifamily	16,908	NA	4.8%
Commercial & Industrial	28,568	7.77%	8.1%
Consumer & Other	1,494	5.93%	0.4%
Gross Loans	$351,162	6.87%	100.0%

Deposit Composition	($000s)	Yield	%
Demand Deposits	97,032		25.45%
NOW & Other Trans Accts	38,535		10.11%
MMDA & Savings	111,367		29.21%
Jumbo Time	71,283		18.70%
Retail Time	63,024		16.53%
Total Deposits	381,241	0.40%	100.00%

Bay Bancorp Financials

BayBank

	Bay Bancorp September 30, 2013
Balance Sheet Highlights	
Cash & Investments	$61,309,123
Gross Loans	351,166,919
Total Assets	439,996,824
Total Deposits	380,844,499
Total Liabilities	385,377,494
Total Equity	54,619,330
	Nine-Months Ending
Income Statement Highlights	**June 2013**
Interest Income	$13,381,552
Interest Expense	900,455
Net Interest Income	12,481,097
Noninterest Income	8,928,497
Noninterest Expense	16,159,799
Net Income	4,480,363
Ratios & Miscellaneous	
Tier 1 Capital to Adj. Total Assets	11.65%
Total Risk Based Capital Ratio	14.82%
Number of Shares Outstanding	9,363,643
Book Value per Share	$5.83
Net Interest Margin	5.47%
ROAA	1.80%
ROAE	12.93%
Efficiency Ratio	82.02%
NPAs/Assets	1.31%
Number of Employees	164
Number of Branches	12

Legal lending limit has increased to approx. $8 million

Transaction accounts comprise 38.2% of the core deposit base, with deposit costs totaling 41bps (2nd Q 2013).

Includes Bargain Purchase Gain ($5.4 million), Mortgage Banking and Electronic Banking.

Includes one-time merger related expenses of $2.3 million.

Bay Bank's operating agreement with the OCC requires a 10% Tier-1 Leverage ratio

Currently trading at approx. 103% of book value

NPAs to Assets remain manageable allowing the company to continue on its organic and acquisitive business strategy.

BayBank

V. **Looking into the future of bank M&A and engaging with merger prospects in the mid-Atlantic region**

Significant Recovery in Bank Equity Values

BayBank

Public bank valuations are near the highest points since the crisis. More valuable currencies and higher valuations are creating a more deal friendly environment.


KRE Regional Bank Index
45
35
25
15
KRE
1/4/2011
4/4/2011
7/4/2011
10/4/2011
1/4/2012
4/4/2012
7/4/2012
10/4/2012
1/4/2013
4/4/2013
7/4/2013
10/4/2013

Source: Bloomberg

Still Hundreds of Troubled Banks

BayBank

Conversely, there remain numerous troubled and zombie banks in need of resolutions.


Number of FDIC Insured Problem Institutions and Failed Banks
Failed Banks
FDIC Problem Institutions
1,200
1,000
800
600
400
200
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
136
116
80
52
50
3
76
25
252
140
702
157
884
92
813
51
651
22
515

Source: FDIC as of Q3 2013

Loan Growth Difficult to Achieve

Loan growth remains difficult for much of the commercial banking industry, particularly those with smaller asset sizes.


20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
2008
2009
2010
2011
2012
$100MM-$300MM
$300MM-$500MM
$500MM-$1B
$1B-$3B
$3B-$5B
$5B-$10B

Source: SNL Financial, Aggregated Commercial Banks as of September 30, 2013

M&A Transactions Pick Up Pace, but Adverse Pricing Remains

BayBank

2013 experienced a steady volume completed mergers and acquisitions of community banks, however, deal pricing still remains low compared to historic levels.

Number of Completed Acquisitions Compared to Median Deal Value / Tangible Book Value (%)



200
180
160
140
120
100
80
60
40
20
0
250
200
150
100
50
0
2008
2009
2010
2011
2012
2013
Average of Medain Deal Value / Tangible Book
Count of Buyer/Target

Median Total Assets of Target Institution ($000) Compared to Median NPAs/Assets at Target Institution



$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
3.5
3
2.5
2
1.5
1
0.5
0
2008
2009
2010
2011
2012
2013
Average of Median Total Assets
Average of Median NPAs/Assets

Source: SNL Financial; Completed mergers & acquisitions with target assets less than $1bn

Undercapitalized Community Bank Strategic Alternatives

BayBank

Most Control ↑ / ↓ Least Control

	Benefits	Considerations
Remain Independent	• Shareholders may benefit in the future by not having their stakes diluted. • Maintain shareholder, Board and management control. • Option for future sale.	• Possibility of limited future exit alternatives. • Uncertain economic and credit picture. • Evolving regulatory environment; receivership remains a possibility.
Raise Capital	• Provides improved capital base for pursuing current growth opportunities. • New investors bring significant credibility with regulators. • The right investors can provide insightful input on merger opportunities and growth initiatives.	• Structure dependent upon results of 3rd party loan review and investor due diligence • Initial pricing can be unattractive when compared to historical levels • Potential for significant Board-level influence
Strategic Partnership	• Control premium brings highest initial value to current shareholders • While bank & thrift valuations have improved, prices are still well below historical norms, providing upside potential for stock consideration • Partnering with larger institution may provide more opportunities for growth and value creation	• Uncertainty of due diligence results • Perception in marketplace & potential disruption to business / employees • Time consuming, potential leakage of confidential information, and contractual issues lead to uncertainty regarding closing deal

BayBank

VI. Developing a strategic plan for Bay Bank on the backdrop of a challenging banking industry outlook

Vision

BayBank

- Deliver a high quality/high touch banking experience that local companies can no longer get at larger, regional or national banks.
- Target small to medium size businesses, their owners and other professionals in the region that are looking for a superior customer experience.
- Be a bank that listens, advises and addresses the growth needs of its clients.
- Fill an opening that exists in the market for a solid, local bank that understand both the consumer and the business market.

Strategy

BayBank

- Operate the bank in a safe and sound manner, with a commitment to transparency in reporting and excellence in corporate governance.
- Build the marketing strategy around the hiring, support, and retention of experienced bankers who can provide access to significant local client relationships and extraordinary service.
- Develop a diversified, high quality loan portfolio which can sustain profitability in the face of expected economic and interest rate cycles.
- Generate a mix of spread and fee-based income by providing a large menu of fee based, value added services to the Bank's customers
- Maintain strong regulatory capital ratios exceeding "well capitalized" levels and maintain sufficient liquidity to meet the Bank's near and intermediate term needs

BayBank

- Continue to attract high quality talent to broaden the depth of the management team while focusing on the need to retain key employees.
- Make key operational changes to address weaknesses at the legacy franchise while refocusing on the local market and growing niche lending opportunities to increase scale.
- Concentrate on resolving the purchased non-performing assets with an eye toward maximizing the value of the troubled credits.
- Position the company to develop additional strategic combinations with banks in attractive local markets in Maryland and to capitalize on opportunistic acquisitions to grow value.
- Evaluate additional investment in fee-based businesses to address the margin compression that has occurred in banking.

Summary

BayBank

- Strong management team and board of directors from both companies.
- Vibrant, high-growth primary market in greater Baltimore-Washington corridor.
- Balanced community banking business model with strong credit and fee-based products.
- Enhanced scale attributes, improved profitability and increased legal lending limit.
- Strong balance sheet with 10% tier one capital and moderate classified assets-to-capital ratio.
- Positioned to grow organically and through acquisition to become a $1-3 billion in assets.

Bay Bank looks forward to serving the credit needs of ACG members in M&A and corporate finance transactions in 2014!